September 25, 2003

                    Supplement to the following prospectuses:
  December 27, 2002 Class A, B and C Prospectuses of Pioneer Europe Select Fund
    March 1, 2003 Class A, B, C, Y and R Prospectuses of Pioneer Europe Fund
                     April 1, 2003 Class A, B, C, Y
              and R Prospectuses of Pioneer Emerging Markets Fund
                     April 1, 2003 Class A, B, C
         and R Prospectuses of Pioneer International Value Fund
 July 30, 2003 Class A, B and C Prospectus of Pioneer International Equity Fund

The funds will begin applying a redemption fee on redemptions of fund shares made within 30 days of purchase. Upon implementation of this fee, the corresponding sections of the prospectus will read as follows for all share classes. Please refer to the prospectus for the full text of the supplemented sections. The fee will be effective for all share classes on or after November 1, 2003, except for Class B and C shares. The funds plan to implement this fee for Class B and C shares as soon as the funds can implement certain operational changes.

Fees and expenses
The following will be added to the fee table under Shareowner fees paid directly from your investment:

Redemption fee as a percentage of the amount redeemed                       2%*

*You will be assessed a redemption fee (payable to the fund) of 2% if you redeem fund shares within 30 days of investing in the fund.

Buying, exchanging and selling shares
The following paragraphs are added to the section entitled "Shareowner account policies":

Redemption fee
If you sell or exchange shares within 30 days of any purchase of fund shares, the fund will apply a 2% fee to the entire amount of your sale proceeds. The fund's redemption fee is intended to discourage short-term trading in fund shares. Short-term trading can increase the expenses incurred by the fund and make portfolio management less efficient.

This fee is payable to the fund and is not a deferred sales charge or commission. The fee is calculated after any applicable sales charge is deducted and is in addition to any sales charge paid. The funds will use the "first-in, first-out" (FIFO) method to determine the 30-day holding period. Under this method, the date of the redemption or exchange will be compared to the earliest purchase date of shares held in the account. If this holding period is 30 days or less, the fee will be charged. Therefore, the fund will first process any shares that are not subject to the fee.

The fee does not apply to shares purchased by reinvesting dividend or capital gain distributions, to systematic withdrawal plan transactions or to transactions made through SIMPLE IRA accounts, employer-sponsored retirement plans described under Section 401(a), 403(b) or 457 of the Internal Revenue Code, or employee benefit plans. The fee also does not apply to redemptions by the fund of accounts below the minimum account size and may not apply to transactions made through an omnibus account. The fund may waive the fee if your sale results from certain hardship situations including death, disability or a natural disaster.

                                                                  14141-00-0803
                                       (C) 2003 Pioneer Funds Distributor, Inc.
                                            Underwriter of Pioneer mutual funds
                                                                    Member SIPC